SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 15, 2002
(Date of earliest event reported)

BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

Registrant’s telephone number, including area code:    (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 2 Acquisition or Disposition of Assets
Item 7 Financial Statements, Pro Forma Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.3
EXHIBIT 99.1
EXHIBIT 99.2

Item 2	Acquisition or Disposition of Assets

As previously reported, on March 15, 2002, BancWest Corporation (“BancWest”), a wholly-owned subsidiary of BNP Paribas, completed its acquisition of all of the outstanding stock of United California Bank (“UCB”) from UFJ Bank Ltd. of Japan.

On March 15, 2002, UCB had total assets of $10.1 billion, net loans of $8.5 billion, total deposits of $8.3 billion and a total of 115 branches. The preceding amounts do not include final purchase price accounting adjustments. The acquisition was accounted for as a purchase and the purchase price of approximately $2.4 billion was paid in cash. BNP Paribas funded BancWest’s acquisition of UCB by providing $1.6 billion of additional capital to BancWest and by lending it $800 million.

On April 1, 2002, UCB was merged into Bank of the West, a subsidiary of BancWest. Branches of UCB are expected to be fully integrated into the Bank of the West branch network system by late 2002.

This amendment provides financial statements of the acquired business and pro forma information that were not available at the time of the initial filing.

Item 7	Financial Statements, Pro Forma Information and Exhibits

(a)	Financial Statements of Business Acquired.

Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000 and audited statements of income and comprehensive income, changes in stockholder’s equity and cash flows for the years ended December 31, 2001, December 31, 2000 and December 31, 1999 of United California Bank and Subsidiaries are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma combined statement of income for the year ended December 31, 2001 of BancWest Corporation and Subsidiaries is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference. The Annual Report on Form 10-K for the year ended December 31, 2001 and the quarterly report on Form 10-Q for the quarter ended March 31, 2002 of BancWest Corporation and Subsidiaries are incorporated herein by reference.

(c)	Exhibits.

23.1	The consent of Arthur Andersen LLP to the inclusion of its Report of Independent Public Accountants on Consolidated Financial Statements dated February 26, 2002 is omitted pursuant to Securities Act Rule 437a.

23.2	The consent of KPMG LLP to the inclusion of its Independent Auditors’ Report dated February 2, 2001, concerning certain financial statements of Tokai Bank of California and subsidiary as of December 31, 2000, is omitted because KPMG LLP declined to issue such consent without a “bring-down” letter from Arthur Andersen LLP, which was unavailable. See description of Exhibit 23.1.

23.3	Consent of independent accountants — PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000 and audited statements of income and comprehensive income, changes in stockholder’s equity and cash flows for the years ended December 31, 2001, December 31, 2000 and December 31, 1999 of United California Bank and Subsidiaries.

99.2	Unaudited pro forma combined statement of income for the year ended December 31, 2001 of BancWest Corporation and Subsidiaries and UCB and Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 29, 2002

BANCWEST CORPORATION

By	/s/ Howard H. Karr Howard H. Karr Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	The consent of Arthur Andersen LLP to the inclusion of its Report of Independent Public Accountants on Consolidated Financial Statements dated February 26, 2002 is omitted pursuant to Securities Act Rule 437a.

23.2	The consent of KPMG LLP to the inclusion of its Independent Auditors’ Report dated February 2, 2001, concerning certain financial statements of Tokai Bank of California and subsidiary as of December 31, 2000, is omitted because KPMG LLP declined to issue such consent without a “bring-down” letter from Arthur Andersen LLP, which was unavailable. See description of Exhibit 23.1.

23.3	Consent of independent accountants — PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets as of December 31, 2001 and December 31, 2000 and audited statements of income and comprehensive income, changes in stockholder’s equity and cash flows for the years ended December 31, 2001, December 31, 2000 and December 31, 1999 of United California Bank and Subsidiaries.

99.2	Unaudited pro forma combined statement of income for the year ended December 31, 2001 of BancWest Corporation and Subsidiaries and UCB and Subsidiaries.